The Lincoln National Life Insurance Company:

Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated October 16, 2009

To the Product Prospectuses dated May 1, 2009 and

Supplement Dated August 14, 2009 for:

Lincoln AssetEdgeSM VUL

This Supplement outlines changes to the prospectus for Lincoln AssetEdgeSM VUL and Supplement dated August 14, 2009 (the “August Supplement”.)  The changes described below will be applicable only to policies issued on or after October 19, 2009, subject to state availability.  These changes apply only to new purchasers of the policy and not to current owners.  The changes are not optional.

Overview of the changes:

A.  In the prospectus, under “Policy Summary”, the provision with respect to Charges and Fees:

1.               The Maximum Charge shown in the Surrender Charge section of “Table I: Transaction Fees” has been changed.  It has been reduced from “$56.21 per $1000 of specified amount” to “$55.05 per $1000 of specified amount.”

2.               The Surrender Charges shown for a Representative Insured (male and female), shown in the Surrender Charge section of “Table I: Transaction Fees” have been changed.  The Surrender Charge for the male Representative Insured has been changed from “$29.75 per $1000 of specified amount” to “$30.76 per $1000 of specified amount.”  The Surrender Charge for the female Representative Insured has been changed from “$27.28 per $1000 of specified amount” to “$22.14 per $1000 of specified amount.”

3.               The Cost of Insurance charges shown for a Representative Insured (male and female) shown in the Cost of Insurance section of “Table II: Periodic Charges Other Than Fund Operating Expenses” have been changed.  The Cost of Insurance charge for the male Representative Insured has been changed from “$0.20 per month per $1000 of Net Amount at Risk” to “$0.23 per month per $1000 of Net Amount at Risk.”  The Cost of Insurance charge for the female Representative Insured has been changed from “$0.15 per month per $1000 of Net Amount at Risk” to “$0.16 per month per $1000 of Net Amount at Risk”

4.               The Maximum Charge Shown in the Administrative Fee section of “Table II: Periodic Charges Other Than Fund Operating Expenses” has been changed.  The charge has been reduced from “$1.83 per month per $1000 of Initial Specified Amount or increase in specified amount” to “$1.25 per month per $1000 of Initial Specified Amount or increase in specified amount.”

5.               The charges shown in the Administrative Fee section of “Table II: Periodic Charges Other Than Fund Operating Expenses” for a Representative Insured (male and female) have been changed.   The charge for a male Representative

Insured has been reduced from “$0.33 per month per $1000 of specified amount” to “$0.29 per month per $1000 of specified amount.”  The charge for a female Representative Insured has been increased from “$0.21 per month per $1000 of specified amount” to “$0.27 per month per $1000 of specified amount.”

6.              The Mortality and Expense Risk Charge provision, under the section of the prospectus entitled “Policy Charges and Fees”, has been changed.  The current charge has been changed from an effective annual rate of 0.10% in policy years 1-20 and 0.0% thereafter to an effective annual rate of 0.15% in policy years 1-15 and 0.00%. thereafter.

7.              The Persistency Bonus provision, under the section of the prospectus entitled “Premiums”, has been changed.  The policy year in which it will first be credited has been changed from policy year 21 to policy year 16.  The annual rate guaranteed to be credited has been changed from not less than 0.15%  to 20%.

The changes noted above have resulted in changes in the numerical values in some of the representative calculations and tables included in the prospectus, dated May 1, 2009, and the Supplement to the prospectus, dated August 14, 2009.  The tables, calculations and the sentences in which these numerical changes occur are set out below.

B.  In the prospectus, under “Policy Charges and Fees”, the General section of “Surrender Charges” has been changed.  The fourth and fifth paragraph of this section have been changed for clarity.   The schedule of maximum Surrender Charge Periods (i.e. the length of time during which Surrender Charges are applied) associated with the age of the insured on the Policy Date (or the date of an increase in specified amount) that follows the fifth paragraph has been replaced.

Please refer to the May 1, 2009 prospectus for a discussion of all other provisions of your policy that are not discussed in this supplement.

This supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Glossary.

The prospectus dated May 1, 2009 and the Supplement dated August 14, 2009 are being amended as follows (in order of how these respective sections appear in the prospectus):

Changes to “Charges and Fees” (in the prospectus)

The following replaces the “Surrender Charge” section of Table I: Transaction Fees:

Charge	When Charge is Deducted	Amount Deducted
Surrender Charge*(1)

Upon full surrender of your policy, the Surrender charge will be deducted for up to 15 years from the policy Date for the Initial Specified Amount and for up to 15 years from the effective date for each increase in specified amount. Upon a Reduction in Specified Amount, the Surrender Charge will be deducted for up to 10 years from the Policy Date for the Initial Specified Amount and for up to 10 years from the effective date for each increase in specified amount.

Maximum Charge		$55.05 per $1,000 of specified amount.

Minimum Charge		$0.00 per $1,000 of specified amount.

Charge for a Representative Insured

For a male, age 45, standard non-tobacco, in year one the maximum Surrender Charge is $30.76 per $1,000 of specified amount.

For a female, age 45, standard non-tobacco, in year one the maximum Surrender Charge is $22.14 per $1,000 of specified amount.

*  These charges and costs vary based on individual characteristics.  The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay.  You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

(1) You may request one or more Partial Surrenders totaling 90% of your policy’s Surrender Value without the imposition of a Surrender Charge.  If you wish to surrender more than 90% of your policy’s Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above.  (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your policy.)

The following replaces the “Charge for a Representative Insured” under the Cost of Insurance section of Table II: Periodic Charges Other Than Fund Operating Expenses:

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge for a Representative Insured	Monthly

For a male, age 45, standard non-tobacco, in year one the guaranteed maximum monthly cost of insurance rate is $0.23 per month per $1,000 of Net Amount of Risk.

For a female, age 45, standard non-tobacco, in year one the guaranteed maximum monthly cost of insurance rate is $0.16 per month per $1,000 of Net Amount at Risk.

The following replaces the “Administrative Fee” section of Table II: Periodic Charges Other Than Fund Operating Expenses:

Charge	When Charge is Deducted	Amount Deducted
Administrative Fee*	Monthly	A flat fee of $10 per month in all years.

In addition to the flat fee of $10 per month, for the first ten policy years from issue date or increase in specified amount, a monthly fee per dollar of Initial Specified Amount or increase in specified amount as follows:

Maximum Charge		$1.25 per month per $1,000 of Initial Specified Amount or increase in specified amount.

Minimum Charge		$0.01 per month per $1,000 of Initial Specified Amount or increase in specified amount.

Charge for a Representative Insured		For a male age 45, standard non—tobacco, the maximum additional monthly charge is $0.29 per month per $1,000 of specified amount.

For a female age 45, standard non—tobacco, the maximum additional monthly charge is $0.27 per month per $1,000 of specified amount.

Changes to Surrender Charges (under “Policy Charges and Fees”, sub-section Surrender Charges, in the prospectus).

The following replaces the third sentence of the third paragraph of the “General” section under Surrender Charges:

The Surrender Charge will never exceed $55.05 per $1,000 of specified amount.

The following replaces the second sentence of the fourth paragraph of the “General Section” under Surrender Charges:

This charge would be imposed if you request a Reduction of Specified Amount with respect to all or part of the increased specified amount, and it is in addition to any Surrender Charge that would apply to the existing specified amount.

The following replaces the fifth paragraph of the “General” section under Surrender Charges:

The length of time during which Surrender Charges apply (“Surrender Charge Period”), whether the Surrender Charges relate to the Initial Specified Amount or any increase in specified amount, is determined by the age of the insured on the Policy Date or on the date of an increase in specified amount.  The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the Initial Specified Amount or from the effective date of each increase in specified amount.

For Full Surrenders —

If, on the Policy Date (or date	The Surrender Charge Period as it relates to the
of increase in specified amount),	Initial Specified Amount or any increase in
the insured is:	specified amount is

• Ages 0-55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
• Age 59,	11 years
• Age 60 and above,	10 years

The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date.  The Surrender Charge Period with respect to any given increase in specified amount starts on the date of such increase.  A new Surrender Charge schedule will be applicable to each increase.  Each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.

The following replaces the second paragraph of the “Full Surrenders” section:

For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of

$1,000,000 which has not been increased would be a) $17.71 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $17,710.

The following replaces the last sentence of the “Mortality and Expense Risk Charge” section:

The current charge is the effective annual rate of 0.15% in policy years 1-15 and 0.00% in policy years 16 and beyond.

The following replaces the second sentence of the second paragraph of the “Administrative Fee” section:

The charge will never exceed $1.25 per month per $1,000 of Initial Specified Amount or increase in specified amount.

Changes to the Riders under “Your Insurance Policy”:

The following replaces the sample policy chart under sub-section headed “Enhanced Surrender Value Rider — Individual Basis” (in the August Supplement).  The values have changed due the changes in Charges and Fees described above:

	Without ESV Rider		With ESV Rider
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value
1	49,494	0	49,494	49,494
2	102,671	44,636	101,735	101,735
3	159,805	104,275	157,864	157,864
4	221,192	168,212	218,170	218,170
5	287,146	236,791	282,964	282,964

The following replaces the sample policy under sub-section headed “Exec Enhanced Surrender Value Rider — Multi-Life Basis” (in the August Supplement).  The values have changed due the changes in Charges and Fees described above::

Sample Policy

•  Insured: Male Standard Non-tobacco, age 55

•  Duration of policy’s surrender charge at issue: 15 years

•  Specified Amount: $2,500,000

•  Benefit Selection Option: Not Elected

•  Death Benefit Option: 1 (Level)

•  Planned annual Premium Payment: $60,000

•  No Indebtedness

•  Assumed Investment Return: 8.00% gross (7.24% net)*

•  For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1000 of Specified Amount for Option 2

	Without Exec ESV Rider		With Exec ESV Rider – Option 1		With Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	41,100	0	41,100	41,100	41,100	52,075
2	85,259	0	83,699	83,699	82,919	93,894
3	132,704	40,154	129,468	129,468	127,850	138,825
4	183,680	95,380	178,644	178,644	176,126	187,101
5	238,450	154,525	231,479	231,479	227,993	238,968
6	297,295	217,845	289,805	289,805	286,061	286,061
7	360,520	285,620	352,473	352,473	348,449	348,449
8	427,372	357,147	418,722	418,722	414,397	414,397
9	498,026	432,576	488,722	488,722	484,070	484,070
10	572,714	512,139	562,700	562,700	557,693	557,693
11	663,981	608,431	653,196	653,196	647,803	647,803
12	760,963	710,588	749,339	749,339	743,527	743,527
13	863,732	818,707	851,190	851,190	844,920	844,920
14	972,720	933,245	959,173	959,173	952,399	952,399
15	1,088,435	1,054,760	1,073,782	1,073,782	1,066,455	1,066,455

*The Assumed Investment Return shown is illustrative only.  Your investment return may be higher or lower than the rate used to create this table.  The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

The description below, based on the sample policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):

Without Exec ESV Rider

(a)          The Accumulation Value: $85,259

(b)         Less the Surrender Charge: $96,725

(c)          The Surrender Value is then floored at $0

With Exec ESV Rider — Option 1

1)              The Accumulation Value: $83,699, which is net of the monthly $0.05 per $1000 of Initial Specified Amount charge for the Exec ESV Rider

2)              The Surrender Charge is waived: $0

3)              $83,699 less $0 equals the Surrender Value of $83,699

With Exec ESV Rider — Option 2

(a)          The Accumulation Value: $82,919, which is net of the monthly $0.075 per $1000 of Initial Specified Amount charge for the Exec ESV Rider

(b)         The Surrender Charge is waived: $0

(c)          The additional credit for a portion of the Administrative Fees  is:

(A)      The Enhanced Surrender Value Per Thousand Adjustment Rate for this insured: $4.39 multiplied by

(B)        $2,500 ($2,500,000 of Specified Amount divided by 1,000) which equals $10,975

(d)   $82,919 less $0 plus $10,975 equals the Surrender Value of $93,894

(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)

Changes to the Benefit Selection Option (under “Your Insurance Policy” sub-section “Riders” in the prospectus) :

The following replaces the example shown with respect to a Male, 55 Years Old, Standard Non-tobacco.  The values have changed due to the changes in Charges and Fees described above:

Male, 55 Year Old, Standard Non-tobacco

Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: None	$0.39167 per thousand of Specified Amount (higher)	100% of Specified Amount (higher)	This option offers the full specified amount during Continuation of Coverage. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 50%	$0.23751 per thousand of Specified Amount (lower)	50% of Specified Amount (lower)

This option offers less than the full specified amount during Continuation of Coverage. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows somewhat more money to be invested in the Sub-Accounts or allocated to the Fixed Account while providing a part of the specified amount during Continuation of Coverage.

Election: 100%	$0.08333 per thousand of Specified Amount (lowest)	0% of Specified Amount (lowest)

This option offers no Continuation of Coverage specified amount*. The Monthly Administrative Expense fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account.

The following replaces the two charts which show the hypothetical Accumulation Value, Continuation of Coverage Specified Amount and Illustrated Death Benefit Proceeds.  The values have changed due to the changes in Charges and Fees described above:

•  Insured: Male Preferred Non-tobacco, age 60

•  Specified Amount: $1,000,000

•  Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years

•  No Indebtedness on the policy

•  Death Benefit Option: 1 (level)

•  Death Benefit Qualification Test: Cash Value Accumulation Test

•  Assumed Investment Return: 8.00% gross (7.24% net)

•  Assumed Fixed Account Interest Rate: 5.05%

Benefit Selection Option %		0% (Not Elected)			50%			100%
End of Year	Age	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds
40	100	5,408,109	1,000,000	5,462,190	5,709,671	500,000	5,766,768	6,007,037	0	6,067,108
41	101	5,692,580	1,000,000	5,749,506	6,010,005	500,000	6,070,105	6,323,013	0	6,386,244
42	102	5,992,016	1,000,000	6,051,936	6,326,138	500,000	6,389,399	6,655,610	0	6,722,166
43	103	6,307,202	1,000,000	6,370,274	6,658,899	500,000	6,725,488	7,005,702	0	7,075,759

The following example uses the same policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):

Benefit Selection Option %		0% (Not Elected)			50%			100%
End of Year	Age	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds
40	100	28,002	1,000,000	1,000,000	234,712	500,000	500,000	441,430	0	445,844
41	101	29,475	1,000,000	1,000,000	247,058	500,000	500,000	464,650	0	469,296
42	102	31,025	1,000,000	1,000,000	260,053	500,000	500,000	489,091	0	493,982
43	103	32,657	1,000,000	1,000,000	273,732	500,000	500,000	514,817	0	519,966

Changes to Persistency Bonus (under “Premiums”, sub-section “Persistency Bonus”, in the prospectus).

The following replaces the first sentence under Persistency Bonus:

On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 16, we will credit a “Persistency Bonus” to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

Changes to No-Lapse Provision (under “Lapse and Reinstatement”, sub-section “No-Lapse Provision, in the prospectus).

The following replaces the “Required annual premium amount” of the hypothetical example under the No-Lapse Provision.  The values have changed due to the changes in Charges and Fees described above:

	No-Lapse Provision with 10- year no-lapse period	No-Lapse Provision with 20 - year no-lapse period
Required annual premium amount	$8,850	$9,920

Changes to “Appendix A” (in the prospectus)

The following replaces, in full, Appendix A.  The values have changed due to the changes in Charges and Fees described above:

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:

1)              Fully surrender the policy at the end of the representative policy years shown:

End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	10,303	29,620	0
10	143,001	17,710	125,291
16	308,647	0	308,647

In the table above, the Surrender Charge at the end of year 1 would be:

a)              $29.62 multiplied by

b)             1,000 ($1,000,000 divided by 1,000), or $29,620.

2)              Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at    the end of the representative policy years shown:

End of Year	Surrender Charge
1	7,405
5	6,175
11	0

In the table above, the Surrender Charge at the end of year 1 would be:

a)              29.62 multiplied by

b)             250 ($250,000 divided by 1,000), or $7,405.

3)              Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
9	113,998	19,190	16,155	35,345	78,653
12	168,482	14,630	13,870	28,500	139,982
16	262,238	0	10,535	10,535	251,703
22	463,988	0	0	0	463,988

In the table above, the surrender charge at the end of year 9 would be:

a)

(i)   19.19 multiplied by

(ii)  1,000 ($1,000,000 divided by 1,000), plus

b)

(i)   32.31 multiplied by

(ii)  500 ($500,000 divided by 1,000), or $35,345.

•                  At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

•                  At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.

•                  At the end of year 22, the Surrender Charge for both the Initial and additional specified amount would have expired.

4)              Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
9	7,676	16,155	23,831
12	0	13,870	13,870
22	0	0	0

In the table above, the surrender charge at the end of year 9 would be:

a)

(i)   19.19 multiplied by

(ii)  400 ($400,000 divided by 1,000), plus

b)

(i)   32.31 multiplied by

(ii)  500 ($500,000 divided by 1,000), or $23,831.

•                  At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

•                  At the end of year 12, the Surrender Charge for the Initial Specified Amount would have expired after year 10.

•                  At the end of year 22, the Surrender Charge for both the Initial and additional specified amount would have expired after year 17.